                                                              Exhibit 10.27



Subordinated Loan Agreement dated June 30, 1995, among UNICO, Inc. and Cal-Central Marketing Corporation and the Harlon Morse Fentress Trust, Philip M. Stevenson, Jr., RHOJOAMT Partnership, Ltd., CITCAM Stock Co., Barbara T. Grinnan, and Goose Creek.

                                LOAN AGREEMENT
                                --------------

     THIS AGREEMENT is made and entered into this 30th day of June, 1995, by and
                                                  ----
among UNICO, INC., a Delaware corporation ("Unico"), CAL-CENTRAL MARKETING CORPORATION, an Oklahoma corporation ("Cal-Central") (Unico and Cal-Central are sometimes hereinafter referred to collectively as the "Borrowers") and Sara Humphreys Warren, Margaret H. Cummings, and Laurie F. Humphreys, Trustees of the HARLON MORSE FENTRESS "TRUST and PHILIP M. STEVENSON, JR., RHOJCOAMT PARTNERSHIP, LID., a Texas limited partnership, CITCAM STOCK CO., a Texas general partnership, BARBARA T. GRINNAN, and GOOSE CREEK, a Texas general partnership (the "Lenders").


                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Borrowers have requested the Lenders to extend credit to them in the form of a term loan in the principal amount of Three Hundred Thousand and No/100 Dollars ($300,000.00), as evidenced by promissory notes described herein;

     WHEREAS, to induce the Lenders to extend such credit, Cal-Central desires to secure the Borrowers' joint and several obligations under this Agreement and such promissory notes with certain property pursuant to the terms and conditions of this Agreement and other loan and security documents as described herein; and

     WHEREAS, as further inducement to the Lenders to extend such credit Unico desires to deliver to the Lenders a warrant to purchase a specified number of the shares of common stock of Unico,

     NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and agreements herein contained, the parties hereto agree as follows:

     1.  DEFINITIONS. As used in this Agreement, the following terms shall have
         -----------
the following meanings:

           1.1.  Accounts. The term "Accounts" shall mean all accounts, accounts
                 --------
     receivable, notes, drafts, acceptances, chattel paper and all other forms of obligations and receivables owing to Cal-Central.

           1.2.  Agreement. The term "Agreement" shall mean this Loan Agreement,
                 ---------
     as the same may from time to time be amended, supplemented or modified.

           1.3.  Collateral. The term "Collateral" shall have the meaning set
                 ----------
     forth in Paragraph 5 hereof and the Security Agreement.

           1.4.  Events of Default. The term "Events of Default" shall have the
                 -----------------
     meaning set forth in Paragraph 8 hereof and the Notes and Security
     Agreement.

           1.5.  Inventory. The term "Inventory" shall mean all inventory, raw
                 ---------
     materials, finished goods, work-in-process and all other personal property of whatever nature now or hereafter owned by Cal-Central which are held for sale or lease or are furnished or to be furnished under contracts of service.

           1.6.  Lien.  The term "Lien" shall mean, with respect to any asset of
                 ----
     Cal-Central, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

          1.7.  Loan. The term "Loan" shall mean the loan contemplated by this
                ----
     Agreement and evidenced by the Notes, and as evidenced and secured by the Loan Documents.

          1.8.  Loan Documents. The term "Loan Documents" shall collectively
                --------------
     mean the Notes and all security agreements, financing statements and all other security documents and instruments executed and delivered in connection with the Loan described herein which secure the obligations of the Borrowers to the Lenders and any renewals, amendments, supplements or modifications thereof or thereto.

           1.9.  Notes. The term "Notes" shall mean those certain Promissory
                 -----
     Notes in the form attached hereto as Exhibit "A" co-made by the Borrowers and payable to the order of each Lender dated of even date herewith each in the aggregate principal amount of $300,000, and all renewals, extensions and modifications thereof.

           1.10. Security Agreement. The term "Security Agreement" shall mean
                 ------------------
     that certain Security Agreement of even date herewith executed by the Borrowers in favor of the Lenders.

           1.11. Warrants. The term "Warrants" shall mean those certain Warrants
                 --------
     in the form attached hereto as Exhibit "B" executed by Unico and entitling the Lenders to purchase an aggregate of 450,000 shares of the common stock of Unico upon the terms stated therein.

     2.  LOAN TERMS. Subject to the terms and conditions hereof, and the terms
         ----------
and conditions of the Loan Documents, the Lenders agree to extend credit to the Borrowers and the Borrowers agree to such extensions of credit from the Lenders on the following conditions:

           2.1.  Loan. The Lenders agree to extend credit to the Borrowers, and
                 ----
     the Borrowers agree to be jointly and severally obligated for such credit, as evidenced by the Notes in the aggregate principal amount of $300,000. The credit will be in the form of a term debt which the Borrowers shall amortize as hereinafter described pursuant to the terms and conditions of this Agreement. The aggregate principal amount of the Notes shall be $300,000. The Notes shall be payable in their pro-rata shares of installments of $25,000 on March 31, 1997, June 30, 1997, and September 30, 1997, and $225,000 on December 31, 1997. The outstanding principal of the Notes shall bear interest at the rate of 12% per annum. Interest on the outstanding principal amount of the Note at the rate described above shall be due and payable on a quarterly basis commencing September 30, 1995. All outstanding and unpaid principal and all accrued and unpaid interest on the Notes shall be due and payable December 31, 1997.

           2.2.  Payments. The principal of and interest on the Notes shall be
                 --------
     payable in lawful money of the United States of America, in immediately available funds, at the respective offices of the Lenders in Waco, Cameron and San Antonio, Texas. All such payments shall be made not later than 2:00 p.m., Waco time on the date due, and funds received for payments on the Notes after such hour on any day shall be treated for all purposes of this Agreement as having been received on the next succeeding business day in Waco. If any payment made by the Borrowers under this Agreement or the Notes is to be made on a Saturday, Sunday or legal holiday in Waco, Cameron or San Antonio, such payment shall be made on the next succeeding business day and such extension of time will in such case be included in computing interest, if any, in connection with such payment.

           2.3.  Prepayment. The Borrowers may prepay the Notes either in whole
                 ----------
     or in part on any date, without premium or penalty, provided that any prepayment shall be applied in equal shares to the Notes, and if either Lender shall receive a payment or prepayment disproportionate to the payment made to the other Lender, it shall hold the excess amount in trust for payment to the other Lender.

           2.4.  Default Interest. While any default exists hereunder or under
                 ----------------
     the Notes or any of the Loan Documents, in lieu of the interest rate provided in the Notes, all sums owing by Borrowers to Lenders in connection with the Loans shall bear interest at the rate equal to the lesser of the maximum legal rate or 3% per annum in excess of the rate set forth in the Notes, accrued from the date of default but after any applicable grace period to cure certain events of default as is provided herein, to the date on which such default is cured to the reasonable satisfaction of the Lenders.

     3.  ISSUANCE OF WARRANTS. Contemporaneously with its execution hereof,
         --------------------
Unico shall execute and deliver the Warrants to the Lenders.

     4.  BORROWERS' REPRESENTATIONS AND WARRANTIES. The Borrowers represent and
         -----------------------------------------
warrant to the Lenders jointly and severally, as follows:

           4.1.  Corporate Existence. Unico is a corporation duly organized and
                 -------------------
     existing under the laws of the State of Delaware. Cal-Central is a corporation duly organized and existing under the laws of the State of Oklahoma. Unico is duly qualified and in good standing in Oklahoma and each other state in which the nature of its business requires it to be qualified. Cal-Central is duly qualified and in good standing in the State of Florida and each other state in which the nature of its business requires it to be qualified.

     4.2.  Corporate Authority. The execution, delivery and performance of this
           -------------------
Agreement and the Loan Documents by the Borrowers are within their respective corporate powers, have been duly authorized, are not in contravention of law or the terms of their charters, bylaws or other incorporation papers, or of any indenture, agreement or undertaking to which they are a party or by which they are bound.

     4.3.  Survival of Representations. All of the representations and
           ---------------------------
warranties made by the Borrowers herein will survive the delivery of the Loan Documents and the extension of the Loans hereunder.

     4.4.  Compliance with Laws. The Borrowers are in material compliance with
           --------------------
all laws, orders, and regulations affecting their business, including without limitation all environmental laws and ERISA.

     4.5.  Financial Statements. The financial statements of Unico set forth in
           --------------------
filings with the Securities and Exchange Commission are correct and complete and fairly reflect the financial condition and results of operations of Unico for the periods reflected therein. There has been no material adverse change in the financial condition of Unico since March 31, 1995.

     4.6.  Litigation. Except as disclosed in Schedule "4.6" attached hereto,
           ----------
there is no action, suit, proceeding or investigation pending, or threatened against the Borrowers which, if adversely determined, would materially adversely affect the Borrowers or any of the Collateral or impair the ability of the Borrowers to carry on their businesses substantially as now conducted or result in any substantial liability to the Borrowers not adequately covered by insurance.

     4.7.  Ownership. The Borrowers have good and indefeasible tide to the
           ---------
Collateral free and clear of all liens, claims or encumbrances except those in favor of the Lenders and BancFirst.

     4.8.  Taxes. To the best of the Borrowers' knowledge after due inquiry,
           -----
Borrowers have filed all foreign, federal, state and local tax returns which are required to be filed and have paid or made provisions for payment of all taxes which have or may become due pursuant to said returns or pursuant to any assessment, except such taxes as are being contested in good faith and as to which adequate reserves have been provided. The Borrowers know of no basis for the assessment of any deficiency taxes.

     4.9.  Solvency. Neither of the Borrowers is insolvent and, after giving
           --------
effect to the transactions contemplated hereby, the Notes and the other Loan Documents, neither of the Borrowers will become insolvent as a result thereof. Each of the Borrowers: (a) is and will be able to pay their respective debts as they become due; (b) has and will have capital sufficient to carry on their respective businesses; (c) owns and will own property having a value, both at fair valuation and at present fair salable value, greater than the amount required to pay their respective debts and obligations; and,
     (d) after giving effect to the transactions contemplated by the Loan Documents, neither of the Borrowers will have incurred, intended to incur, or believes that it has incurred, debts beyond their respective ability to pay as such debts become due. Each of the Borrowers has received at least a reasonably equivalent value in exchange for incurring the Obligations.

     5.    COLLATERAL. The Loan shall be secured by the following Collateral:
           ----------

           5.1.  Collateral. The Lenders shall have a second and junior Lien in
                 ----------
     and to all of Cal-Central's Accounts and Inventory, whether now owned or hereafter acquired, and certain of its equity, together with all proceeds thereof and insurance policies relating thereto and any additions, accessions or substitutions thereto or therefor. Said Lien shall be evidenced by a properly executed and delivered Security Agreement in the form attached hereto as Exhibit "C," financing statements in the form attached hereto as Exhibit "D" and other security documents the Lenders may reasonably require.

           5.2.  Subordination to BancFirst. The Lien upon the Collateral
                 --------------------------
     granted to the Lenders shall be and remain junior, subordinate, and inferior in all respects to those of BancFirst, an Oklahoma banking corporation, and any successor to or replacement of BancFirst as senior lender, (BancFirst and any such successor or replacement are hereinafter collectively referred to as "BancFirst") in such Collateral, so long as the principal amount of the indebtedness to BancFirst secured by the Collateral is not more than $1,750,000.

     6.  CONDITIONS OF LENDING. The obligation of the Lenders to perform this
         ---------------------
Agreement and to make the advances under the Notes is subject to the continued performance by the Borrowers of the following conditions precedent:

           6.1.  Loan Documents: Collateral.  The Loan Documents and all other
                 --------------------------
     instruments and documents incidental to the transactions contemplated hereby shall have been duly executed, acknowledged (where appropriate) and delivered to the Lenders by the Borrowers, all in form and substance satisfactory to the Lenders.

           6.2.  Authority. The Lenders shall have received Certificates of
                 ---------
     Incorporation and Certificates of Good Standing from the respective states of the Borrowers' incorporation and certified copies of corporate resolutions and other documents reasonably required to authorize the execution, delivery and performance of the Loan Documents by the Borrowers, together with a certificate of the President of the Borrowers as to such matters in a form satisfactory to the Lenders.

     7.  AFFIRMATIVE COVENANTS. Until payment in full of the Notes, and any
         ---------------------
renewals and extensions thereof, the Borrowers agree, unless the Lenders shall otherwise consent in writing, to perform or cause to be performed the following agreements:

          7.1.  Books and Records: Inspections. Accurate books and records shall
                ------------------------------
     be kept by the Borrowers, and the Lenders will have the right to inspect any assets, books and records of the Borrowers at reasonable times upon Lender's reasonable request.

          7.2.  Taxes. An taxes imposed on the Borrowers and their assets,
                -----
     income and profits will be paid prior to the date on which penalties attach thereto, except such taxes being contested in good faith by proper proceedings.

          7.3.  Notify Account Debtors. Upon the request of any Lender after an
                ----------------------
     Event of Default, and after the expiration of any applicable period of notice and opportunity to cure, including but not limited to that of BancFirst, Cal-Central will promptly notify its Account debtors of the Lenders' security interests in the Accounts, and will affirmatively instruct all of said Account debtors to make all payments thereafter directly to the Lenders. Cal-Central shall deliver to the Lenders a schedule of all such Account debtors and their respective addresses upon the request of any Lender. If after an Event of Default Cal-Central fails, or refuses to make such notification, the Lenders shall have the right to notify the Account debtors as provided herein.

           7.4.  Other Information. The Borrowers will furnish to the Lenders
                 -----------------
     quarterly and annual financial statements as filed with the SEC and such other information concerning the financial status of the Borrowers as the Lenders may reasonably request.

           7.5.  Existence. The Borrowers shall take all necessary actions to
                 ---------
     preserve their respective charters and corporate existences and their rights to conduct business in the applicable jurisdictions; to obtain and retain all necessary governmental authorities approvals, consents, permits, licenses and certificates; to comply with all valid and applicable statutes, rules and regulations; and to continue to conduct their businesses in substantially the same manner as such businesses are now conducted.

     8.  NEGATIVE COVENANTS. Prior to the payment in full of the Note and any
         ------------------
renewals and extensions thereof, the Borrowers agree that, unless the Lenders otherwise consent in writing, the Borrowers will not perform or permit to be performed any of the following acts:

           8.1.  Sale of Collateral. The Borrowers will not sell, lease,
                 ------------------
     exchange or transfer title to any or all of the Collateral or other property described herein which secures the Note, except in the ordinary or normal course of business operations.

           8.2.  Encumbrances. The Borrowers will not create or suffer to exist
                 ------------
     any security interest, security agreement, pledge, lien, charge, encumbrance, assignment or transfer upon the Collateral, except for those in favor of the Lenders and BancFirst. The

     Borrowers shall not increase the principal amount of the indebtedness to BancFirst referred to in Section 5.2 above without the Lender's express written consent.

           8.3.  Liquidation: Merger: Consolidation: Change of Name. The
                 --------------------------------------------------
     Borrowers will not liquidate or discontinue their normal operations with an intention to liquidate and will not merge or consolidate with any corporation, firm or partnership, or change their corporate names.

     9.    EVENTS OF DEFAULT. The following shall constitute Events of Default
           -----------------
hereunder and under each of the Loan Documents:

           9.1.  Nonpayment. Default in payment when due of any principal or
                 ----------
     interest due and owing on the Notes or under the terms of this Agreement or the Loan Documents.

           9.2.  Breach of Covenants. Default by the Borrowers in the
                 -------------------
     performance or observance of any covenant or agreement contained in this Agreement, the Notes or the Loan Documents.

           9.3.  Representations and Warranties. Any representation or warranty
                 ------------------------------
     herein, or in any statement, certificate, schedule or report made or furnished to the Lenders proves to be false or erroneous in any material respect or any warranty ceases to be complied with in any material respect.

           9.4.  Insolvency. Either of the Borrowers shall: (i) apply for or
                 ----------
     consent to the appointment of a receiver, trustee or liquidator of the properties of any of the Borrowers; (ii) admit in writing the inability to pay debts as they mature; (iii) make a general assignment for the benefit of creditors; or (iv) any part of the assets or property of any of the Borrowers shall be placed in the hands of a receiver, trustee or other officers or representatives of a court or of creditors.

           9.5.  Voluntary Bankruptcy.  Either of the Borrowers shall be
                 --------------------
     adjudged bankrupt or any voluntary preceding shall be instituted by either of the Borrowers in insolvency or bankruptcy or for readjustment, extension or composition of debts or for any other relief of debtors.

           9.6.  Involuntary Bankruptcy. Any involuntary proceeding shall be
                 ---------------------
     instituted against either of the Borrowers in insolvency or for readjustment, extension, or composition of debts which proceeding is not dismissed within sixty (60) days from the filing or the commencement of the same.

           9.7.  Creditor's Proceedings. Entry by any court of a final judgment
                 ----------------------
     against either of the Borrowers in an amount exceeding $150,000 or the institution of any levy, attachment, garnishment or charging order against any of the Borrowers.

          9.8.  Other Default. Either Borrower shall be in default under the
                -------------
     terms of any other indebtedness owed by it, including, without limitation, indebtedness to Duncan-Smith Co., BancFirst and Renaissance Capital Partners, Inc.

     10.  OPPORTUNITY TO CURE. The Lenders shall mail notice of an Event of
          -------------------
Default to the Borrowers and BancFirst. In the event the Borrowers or BancFirst
(a) shall cure or cause to be cured the foregoing Events of Default to the reasonable satisfaction of the Lenders, or (b) the Borrowers have obtained a written waiver thereof from the Lenders as provided herein, within thirty (30) days (except for failure to pay principal or interest on the Notes in which case the time to cure shall be ten (10) days with respect to the Borrowers and twenty (20) days with respect to BancFirst) after mailing notice to the Borrowers, the parties shall be restored to their respective rights and obligations under this Agreement as if no such Event or Events of Default had occurred. No failure or delay by Lenders to require performance with this Agreement or to exercise any right or remedy shall constitute a waiver of any such right or remedy.

     11.  REMEDIES. Upon the occurrence of any Event of Default, which has not
          --------
been timely cured pursuant to Paragraph 10 hereof, the Lenders may, at their option:

          11.1.  Acceleration of Notes. Declare the Notes and all sums
                 ---------------------
     outstanding pursuant to this Agreement or the Loan Documents to be immediately due and payable, and the Lenders will be entitled to proceed to selectively and successively enforce its rights under this Agreement, the Loan Documents, or any applicable law.

          11.2.  Waiver of Default. By an instrument in writing, the Lenders may
                 -----------------
     waive any Event of Default which shall have occurred and any of the consequences of such Event of Default. Any Event of Default so waived will be deemed to have been cured and not to be continuing, but no such waiver will extend to any subsequent or other Event of Default.

     12.  GENERAL CONDITIONS.  The following conditions shall be applicable
          ------------------
throughout the term of this Agreement;

           12.1.  Notices. All notices hereunder shall be in writing and shall
                  -------
     be deemed to have been sufficiently given or served for all purposes when presented personally or sent by certified or registered mail to any party hereto at the following address:

           To Borrowers:  UNICO, INC.
                          1101-B Sovereign Row
                          Oklahoma City, Oklahoma 73108
                          Attn:  W. Douglas Frans

                     CAL-CENTRAL, MARKETING CORPORATION
                     1101-B Sovereign Row
                     Oklahoma City, Oklahoma 73108
                     Attn:  W. Douglas Frans

     To Lenders:     HARLON MORSE FENTRESS TRUST
                     c/o Humphreys Management Company
                     P.O. Box 8359
                     Waco, Texas 76714
                     Attn: Sara Humphreys Warren, J. C. Snead, or
                           Sandy Tompkins

                     PHILLIP M. STEVENSON, Jr.
                     3497 River Way
                     San Antonio, Texas 78230

                     RHOJCOAMT PARTNERSHIP, LTD.
                     1100 N.E. Loop 410, Suite 548
                     San Antonio, Texas 78209

                     CITCAM STOCK CO.
                     c/o Citizens National Bank of Milam County
                     P.O. Drawer 111
                     Cameron, Texas 76520

                     BARBARA T. GRINNAN
                     10106 Jandre Place
                     San Antonio, Texas 72813

                     GOOSE CREEK
                     P.O. Box 2520
                     Waco, Texas 76702

     To BancFirst:   BANCFIRST
                     101 North Broadway
                     Oklahoma City, Oklahoma 73102
                     Attn:  E.G. Alexander, Senior Vice President

or at such other address of which it shall have notified the party giving such notice in writing.

     12.2.  Amendment: Waiver. This Agreement may not be amended, modified,
            -----------------
waived, discharged or terminated in any way, except by an instrument in writing executed by all parties hereto.

     12.3.  Prohibition Against Assignment. Borrowers shall not assign nor
            ------------------------------
transfer, voluntarily or by operation of law, this Agreement or any rights hereunder.

     12.4.  Entire Agreement. This Agreement, the Notes and the Loan Documents
            ----------------
constitute the entire agreement between the parties, and any and all prior agreements and understandings with respect to the Loan are cancelled and merged herein.

     12.5.  Severability. If any provisions contained in this Agreement, the
            ------------
Notes or the Loan Documents should be deemed invalid, illegal or unenforceable, such provision or provisions will not in any way affect or impair the validity, legality and enforceability of the remaining provisions contained herein.

     12.6.  Binding Effect. This Agreement shall be binding upon and shall inure
            --------------
to the benefit of the parties hereto and their respective successors and assigns.

     12.7.  Contrary Provisions. The terms and conditions of this Agreement
            -------------------
shall govern and control any and all contrary provisions of the Loan Documents.

     12.8.  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
            -------------
UNDER THE APPLICABLE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA. THE COUNTY OF DALLAS, TEXAS, SHALL BE THE PROPER PLACE OF VENUE TO ENFORCE OR CONSTRUE THIS AGREEMENT. THE PARTIES IRREVOCABLY AGREE THAT THE STATE DISTRICT COURTS OR UNITED STATES DISTRICT COURT IN DALLAS COUNTY, TEXAS, SHALL BE THE EXCLUSIVE COURTS FOR ANY LEGAL PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

     12.9.  Loan Proceeds. Borrowers agree that the proceeds of the Loans shall
            -------------
be applied toward a reduction of accounts payable in the amount of approximately $200,000, a reduction of indebtedness in the approximate amount of $65,000, and the balance to Cal-Central's working capital.

     12.10. Expenses. Within ten days of receipt of invoices therefor, the
            --------
Borrowers will pay all reasonable expenses and costs incurred by the Lenders in connection with the transactions and Loans described herein, including without limitation all filing fees, recording costs and reasonable fees and expenses of Lenders' legal counsel. In addition, Borrowers will pay all reasonable costs and expenses incurred by the Lenders in connection with the modification or enforcement of the Loan Documents.

     12.11.  Counterparts. The Loan Documents may be executed in multiple
             ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute but one instrument. Delivery of executed counterparts of the Loan Documents by facsimile transmission shall be as effective as delivery of a manually executed counterpart thereof for purposes of closing the transaction and funding the Loan contemplated in the Loan Documents.

     13.  LENDERS' REPRESENTATIONS AND WARRANTIES. The Lenders, jointly and
          ---------------------------------------
severally, except as indicated otherwise, represent and warrant to the
Borrowers:

          13.1.  Harlon Morse Fentress Trust Matters. The Harlon Morse Fentress
                 -----------------------------------
     Trust represents and warrants that Sara Humphreys Warren, formerly Sara F. Humphreys, Margaret H. Cummings, and Laurie F. Humphreys are all of the trustees of such trust and that Sara Humphreys Warren is duly authorized to execute this and all other Loan Documents.

          13.2.  Warrants. Each Lender, as to itself only, represents and
                 --------
     warrants that:

                 13.2.1.  They are sole purchasers of the Warrants.

                 13.2.2. They are Accredited Investors as that term is defined in Rule 501(a)(1) under the Securities Act of 1933 (the "Act").

                 13.2.3. They are acquiring the Warrants for their own accounts, for investment and not with a view toward resale, fractionalization, division or distribution. They do not at present have any reason to anticipate any change in their circumstances, financial or otherwise, or any particular occasion or event which would necessitate or require a further sale or distribution of the Warrants or of the common stock of Unico which may be purchased pursuant to the Warrants ("Underlying Common Stock").

                 13.2.4. They recognize that neither the Warrants nor the Underlying Common Stock has been registered under the Act or under the securities laws of any state and, therefore, in connection with any resale of the Warrants or the Underlying Common Stock the Lenders shall cause the Warrants or the Underlying Common Stock to be so registered or, in the alternative, shall deliver to Unico an opinion of counsel (such opinion and counsel to be reasonably acceptable to Unico) that registration under the Act and applicable state securities laws is not required in connection with such resale.

                 13.2.5. They have independently investigated the investment in the Warrants, have examined all records and data relative to the Warrants which they deem necessary to evaluate fully and prudently the merits and risks of the investment including, without limitation, the Forms 10-K for the 1993 and 1994 fiscal years, the Form 10-Q for the first quarter of 1995 and other published reports including proxy statements and annual reports of Unico, have been advised by competent counsel experienced in such matters, have actively negotiated the terms of the transaction contemplated in this Loan Agreement, have been furnished all information requested by them, have been given access to all information material to the investment and have had the opportunity to ask questions of and receive answers from Unico.

                 13.2.6. They have knowledge and experience in financial and business matters and are capable of evaluating the relative merits and risks of the investment in the Warrants.

                 13.2.7. They recognize the speculative nature and risks of loss associated with the Warrants and have determined that the Warrants constitute an investment which is suitable and consistent with their investment programs and their financial condition enables them to bear the risks of the investment.

           13.3.  No Commissions. No person is entitled to any commission or
                  --------------
     finder's fee in connection with the transactions contemplated in this Agreement or the Loan Documents.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date and year first above written.


"BORROWERS"                           UNICO, INC., a
                                      Delaware corporation


                                      By: /s/ W. Douglas Frans,
                                         --------------------------------------
                                           W. Douglas Frans, President


                                      CAL-CENTRAL MARKETING CORPORATION,
                                      an Oklahoma corporation


                                      By: /s/  W. Douglas Frans,
                                         --------------------------------------
                                           W. Douglas Frans, Chief Executive
                                           Officer

"LENDERS"                             HARLON MORSE FENTRESS TRUST

                                     By: /s/ Sara Humphreys Warren
                                        ---------------------------------------
                                          Sara Humphreys Warren, Trustee
                                          (formerly Sara F. Humphreys)

/s/ Phillip M. Stevenson, Jr.        /s/ Barbara T. Grinnan
- ---------------------------------    ------------------------------------------
PHILLIP M. STEVENSON, Jr.            BARBARA T. GRINNAN


RHOJCOAMT PARTNERSHIP, LTD.          CITCAM STOCK CO,
a Texas limited partnership          a Texas general partnership


By: ^SIGNATURE APPEARS HERE^         By: ^SIGNATURE APPEARS HERE^
   ------------------------------       ---------------------------------------
                  General Partner                               General Partner


GOOSE CREEK,
a Texas general partnership


By:  ^SIGNATURE APPEARS HERE^
   ------------------------------
                  General Partner